MORGAN KEEGAN SELECT FUND, INC.

                Regions Morgan Keegan Select Short Term Bond Fund
               Regions Morgan Keegan Select Intermediate Bond Fund
                  Regions Morgan Keegan Select High Income Fund

                          Morgan Keegan & Company, Inc.
                               Morgan Keegan Tower
                            Fifty North Front Street
                            Memphis, Tennessee 38103
                                 1-800-366-7426



                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

               November 1, 2006, as supplemented November 21, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Morgan Keegan Select Fund, Inc. (the "Company"), dated November 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. The Company's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference into this SAI from the Company's Annual Report to shareholders. Copies of the Prospectus and Annual Report are available without charge from Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Company's distributor, by writing to the above address, by calling the toll-free number listed above or by visiting the Company's website at www.rmkfunds.com.

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                                TABLE OF CONTENTS

General Information............................................................1
Investment Limitations and Policies............................................1
  Investment Limitations of Short Term Bond Fund...............................1
  Investment Limitations of Intermediate Bond Fund and High Income
  Fund.........................................................................2
  Investment Instruments and Strategies........................................4
Additional Tax Information....................................................34
  General.....................................................................35
  Dividends and Other Distributions...........................................36
  Redemptions.................................................................36
  Income from Foreign Securities (High Income Fund)...........................37
  Hedging Strategies..........................................................38
  Original Issue Discount Securities..........................................39
Valuation of Shares...........................................................40
Additional Purchase Information...............................................41
  Class A Shares..............................................................41
  Letter of Intent............................................................41
  Sales Charge Waivers........................................................42
  Class C Shares..............................................................42
  Class I Shares..............................................................43
Additional Information on Redemptions.........................................43
Tax-Deferred Retirement Accounts and Plans....................................43
  Individual Retirement Accounts - IRAs.......................................44
  Self-Employed Individual Retirement Plans - Keogh Plans.....................44
  Simplified Employee Pension Plans - SEPPS, and Savings Incentive
  Match Plans for Employees - SIMPLES.........................................44
Directors and Officers........................................................45
   Interested Directors.......................................................45
   Independent Directors......................................................46
   Officers...................................................................48
   Committees of the Board....................................................51
   Compensation of Independent Directors......................................52
   Director Ownership of Equity Securities....................................53
Principal Shareholders........................................................54
Investment Adviser............................................................56
Portfolio Managers............................................................58
Portfolio Transactions and Brokerage..........................................60
Distributor...................................................................62
Proxy Voting Policies and Procedures..........................................65
Portfolio Holdings Information................................................66
Description of the Funds' Shares..............................................68
Administrator, Sub-Administrator, Custodian, Transfer Agent,
  Dividend Disbursing Agent and Portfolio Accounting Service Agent............69
Legal Counsel.................................................................70
Independent Registered Public Accounting Firm.................................70
Measure of Fund Performance...................................................70
Performance Comparisons.......................................................71
Economic and Market Information...............................................71
Appendix......................................................................72

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                               GENERAL INFORMATION

      The Company is an open-end investment management company organized as a Maryland corporation on October 27, 1998. The Company consists of three separate diversified series (each a "fund," and together, the "funds"): Regions Morgan Keegan Select Short Term Bond Fund ("Short Term Bond Fund"), Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund ("High Income Fund"). Prior to February 18, 2005, Regions Morgan Keegan Select Short Term Bond Fund was a series of LEADER Mutual Funds and was named LEADER Short Term Bond Fund. Each fund has its own investment objective and policies as described in the Prospectus. Each fund issues three classes of shares: Class A Shares, Class C Shares and Class I Shares. The SAI relates to shares of all classes of the funds (individually and collectively referred to as "shares," as the context may require).

                       INVESTMENT LIMITATIONS AND POLICIES

      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of a fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

      Each fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" of the fund; a majority of the outstanding voting securities of a fund is defined under the Investment Company Act of 1940, as amended ("1940 Act"), as the lesser of (i) 67% or more of the fund's shares present at a meeting if more than 50% of the outstanding shares of the fund are present and represented by proxy, or (ii) more than 50% of the outstanding shares of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF SHORT TERM BOND FUND

      THE  FOLLOWING   ARE   SHORT   TERM  BOND  FUND'S  FUNDAMENTAL  INVESTMENT
LIMITATIONS SET FORTH IN THEIR ENTIRETY.  THE FUND MAY NOT:

        (1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        (2) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the fund from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

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        (3) Make  loans.  (For  purposes  of  this  investment  restriction, the following will not be considered the making of a loan: (a) entering into repurchase agreements, (b) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or a type commonly purchased by financial institutions, and (c) lending portfolio securities.)

        (4) Purchase any security (other than U.S. Government Securities) if, as a result, 25% or more of the fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

        (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

        (6) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

        (7) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any borrowing permitted by fundamental restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.)

      THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD OF DIRECTORS ("BOARD") WITHOUT SHAREHOLDER APPROVAL. SHORT TERM BOND FUND:

        (1) will be a "diversified" fund as such term is defined under the 1940Act.

        (2) will not purchase securities for which there is no readily available market, or enter in to repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets.

      Short Term Bond Fund has a policy that 80% of its net assets (plus the amount of any borrowings for investment purposes) will be invested in debt securities. The fund may not change this policy without giving 60 days' written notice to its shareholders.


INVESTMENT LIMITATIONS OF INTERMEDIATE BOND FUND AND HIGH INCOME FUND

      THE FOLLOWING ARE INTERMEDIATE BOND FUND'S AND HIGH INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY
NOT:

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      (1)   Issue senior securities, except as permitted under the 1940 Act;

      (2) Borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

      (3) Underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in the disposition of restricted securities;

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      (5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

      (7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

      (8) With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

      THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. INTERMEDIATE BOND FUND AND HIGH INCOME FUND:

      (1) May not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

      (2) May not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

      (3) May not purchase securities when borrowings exceed 5% of its total assets;

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      (4)   May borrow money only (a) from a bank, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)); and

      (5) May not purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      With respect to limitation (5), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      THE FOLLOWING LIMITATION APPLIES TO INTERMEDIATE BOND FUND:

      Intermediate Bond Fund has a policy that 80% of its assets will be invested in debt securities. The fund may not change this policy without giving 60 days' written notice to its shareholders.

INVESTMENT INSTRUMENTS AND STRATEGIES

      The following pages contain more detailed information about types of instruments in which each fund may invest, unless otherwise noted, strategies that the Adviser may employ in pursuit of each fund's investment objective, and a summary of related risks.

      ASSET-BACKED SECURITIES (ALL FUNDS). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARS(SM) if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

      Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

      Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

      Each fund may invest in trust-preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payers and are usually over-collateralized, trust preferred securities have only one underlying payer and are not over-collateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to each holder.

      MORTGAGE-BACKED SECURITIES (ALL FUNDS). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage
Association),   Fannie  Mae  (also  known  as  the  Federal  National   Mortgage
Association)  or  Freddie  Mac (also  known as the  Federal  Home Loan  Mortgage

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Corporation) or other  government-sponsored  enterprises.  Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage- backed securities may be supported by pools of mortgage loans or other mortgage- backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the
underlying  mortgage  assets  but  with  some  form  of  non-government   credit
enhancement.

      GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed through" to certificate holders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

      FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

      PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed

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securities  may be supported by pools of U.S.  government  or agency  insured or guaranteed mortgage loans or by other mortgage- backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues, is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, neither fund may fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-i.e., the yield may increase as rates increase and decrease as rates decrease-but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

      ARMs AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities.

      ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

      ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

      The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

      ARM securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (i.e., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some ARM securities might not meet each fund's quality standards. Accordingly, in purchasing these securities, each fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Each fund can also buy fixed-rate securities accompanied by a demand feature or by a put option, which permits each fund to sell the security to the issuer or third party at a specified price. Each fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

      Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

      TYPES OF CREDIT ENHANCEMENT (ALL FUNDS). To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage-backed and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2)
protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection is the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. Neither fund will pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

      INVESTMENTS IN SUBORDINATED SECURITIES (ALL FUNDS). Each fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-backed or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-backed or asset-backed securities.

      SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage-backed and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of each fund.

      COLLATERALIZED BOND OBLIGATIONS (ALL FUNDS). Collateralized bond obligations ("CBOs") are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates that are intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

      COLLATERALIZED LOAN OBLIGATIONS (ALL FUNDS). Collateralized loan obligations ("CLOs") are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Adviser does not select borrowers of the underlying loans that comprise the CLO pool (a "CLO borrower"). Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during a period of falling interest rates, which could adversely affect the yield to maturity and could require each fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, each fund may be subject to the credit risk of the institution that creates the CLO. Each fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower or right to object to amendments to the lending agreement with the CLO borrower.

      REAL ESTATE INVESTMENT TRUSTS (HIGH INCOME FUND). Real estate investment trusts ("REITs") are companies that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from interest payments. A REIT is not taxed on net income and gains it distributes to its shareholders, provided it complies with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code").

      The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses the fund pays. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

      Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties it owns, by changes in economic conditions, generally, and by changes in the broader stock market. A mortgage REIT may be affected by changes in interest rates and the ability of the obligors on its portfolio mortgages to repay their obligations. REITs depend on the skills of their managers and are not diversified. REITs generally depend on maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If a REIT invests in ARMs, the interest rates on which are reset periodically, yields on the REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

      REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

      INVESTMENT GRADE BONDS (ALL FUNDS). Securities rated BBB- and higher by S&P and Baa3 or higher by Moody's are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

      BELOW INVESTMENT GRADE BONDS (ALL FUNDS). Below investment grade bonds have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of below investment grade bonds may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for below investment grade bonds has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the below investment grade bond market, especially during periods of economic recession.

      The market for below investment grade bonds may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, below investment grade bonds will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing below investment grade bonds than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of below investment grade bonds and the ability of outside pricing services to value below investment grade bonds.

      Since the risk of default is higher for below investment grade bonds, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      CONVERTIBLE SECURITIES (ALL FUNDS). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      U.S. GOVERNMENT SECURITIES (ALL FUNDS). Each fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Other U. S. government agencies, authorities and instrumentalities, may include, among others, Fannie Mae, Ginnie Mae, the FHLMC, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

    - U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

    - U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

    - "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. Ginnie Mae guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by Ginnie Mae is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

    - "Fannie Maes" - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Mae that are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

    - "Freddie Macs" - The FHLMC is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent interests in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

    As described in the fund's Prospectus, U.S. Government Securities do not involve the level of credit risk associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. Like other debt securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund's net asset value.

      Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

      AGENCY SECURITIES (ALL FUNDS). Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

      Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.

      A few GSE securities have no explicit financial support but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

      Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

      MUNICIPAL OBLIGATIONS (ALL FUNDS). These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

      EQUITY SECURITIES. Equity securities are the fundamental unit of ownership in a company. They represent a share of the issuer's earnings and assets, after the issuer pays its liabilities. Generally, issuers have discretion as to the payment of any dividends or distributions. As a result, investors cannot predict the income they will receive from equity securities. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the specified funds may invest.

      COMMON STOCKS (High Income Fund). Common Stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings influence the value of its common stock.

      PREFERRED STOCKS (All Funds). Preferred Stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

      AMERICAN DEPOSITARY  RECEIPTS  ("ADRs")  (High  Income  Fund).   ADRs  are
certificates that represent an interest in the shares of a foreign-based corporation that are held in trust by a bank. The foreign securities underlying ADRs are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets.

      INTERESTS IN OTHER COMPANIES (High Income Fund). Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

      WARRANTS (High Income Fund). Warrants give a fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

      WHEN-ISSUED SECURITIES (ALL FUNDS). Each fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Company's custodian and to maintain in that account cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. The fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the fund's investment criteria. The fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the fund's payment obligation).

      FOREIGN SECURITIES (ALL FUNDS). Each fund may invest in securities of corporate, governmental and supra-national issuers located outside the United States. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments.

      Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

      It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter ("OTC") markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

      Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

      FOREIGN CURRENCY TRANSACTIONS (HIGH INCOME FUND). High Income Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The fund may use currency forward contracts for any purpose consistent with its investment objectives.

      The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. The fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

      A "settlement hedge" or "transaction hedge" is designed to protect the fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

      The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

      Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

      Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the fund's investment exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the fund by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the fund's exposure to a foreign currency and that currency's value declines, the fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

      INDEXED SECURITIES (ALL FUNDS). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

      Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

      FIXED INCOME SECURITIES (ALL FUNDS). Fixed income securities pay interest at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

      VARIABLE AND FLOATING RATE SECURITIES (ALL FUNDS). Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

     ZERO COUPON BONDS, STEP-UP BONDS, OTHER OID SECURITIES AND PAYMENT-IN-KIND SECURITIES (ALL FUNDS). Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligations or for an initial period after the issuance of the obligations. Like zero coupon bonds, "step up" bonds ("step-ups") pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Certain other debt securities acquired by a fund may also be treated as debt securities that were originally issued at a discount. Very generally, original issue discount ("OID") is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations of the issuer, instead of in cash. Each of these instruments is typically issued and traded at a discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds, step-ups, other OID securities and PIKs generally are more volatile than the market prices of securities that pay interest currently in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. To satisfy requirements to be treated as a "regulated investment company" under the Code, a fund must distribute each year at least 90% of its investment company taxable income (see "Additional Tax Information"), including the OID accrued on zero coupon bonds, step-ups and other OID securities and the "interest" on PIKs. Because a fund will not receive cash payments from the issuer in respect of accrued OID and "interest" on PIKs on a current basis, it may have to distribute cash obtained from other sources in order to satisfy the distribution requirement. Such cash might be obtained from selling other portfolio holdings of the fund. In some circumstances, such sales might be necessary even though investment considerations might otherwise make it undesirable for the fund to sell such securities at such time. A fund may purchase some debt securities at a discount that exceeds the OID on such securities, if any. This additional discount represents market discount for federal income tax purposes. See "Additional Tax Information." Under many market conditions, investments in zero coupon bonds, step-ups, other OID securities and PIKs may be illiquid, making it difficult for a fund to dispose of them or determine their current value.

      CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

      In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

      COMMERCIAL PAPER. Commercial paper is an issuer's debt obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

      Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

      DEMAND INSTRUMENTS. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

      SECURITIES OF OTHER INVESTMENT COMPANIES (ALL FUNDS). Each fund may invest in the securities of other investment companies to the extent that such investments are consistent with each fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, neither fund may acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

      Each fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of each fund's own operations.

      UTILITIES (ALL FUNDS). Utilities companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate capacity to meet public demand. Utility rates generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, tend to lag changes in financing costs. Therefore, rate changes can favorably or unfavorably affect the earnings or dividend payouts on utilities securities, depending upon whether rates are increasing or decreasing. The nature of regulation in the United States utilities industry continues to evolve. Although certain companies may profit from regulatory changes, others may become less profitable. Some public utilities companies are facing increased competition due to deregulation, which may reduce these companies' profits. All of these factors are subject to rapid changes which may affect utilities companies independent from other market factors.

      FUTURES AND OPTIONS (ALL FUNDS). The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. Each fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of each fund's assets could impede portfolio management or each fund's ability to meet redemption requests or other current obligations.

      PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, each fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with an FCM when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

      Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match each fund's current or anticipated investments exactly. Each fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in each fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, each fund's access to other assets held to cover its options or futures positions could also be impaired.

      LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES (SHORT TERM BOND FUND). Short Term Bond Fund will not "over-hedge;" that is, the fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

      A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations, CFTC rules and transaction costs.

      OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES (HIGH INCOME FUND). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

      SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to changes in long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the High Income Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. currency and interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

      The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

      ILLIQUID AND RESTRICTED SECURITIES (ALL FUNDS). Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of each fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of each fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and OTC options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options that the funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.

      Illiquid securities may be difficult to dispose of at a fair price at the times when either fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that each fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and thus the Adviser's judgment plays a greater role in the valuation process. Investment of each fund's assets in illiquid securities may restrict each fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which each fund's operations require cash and could result in each fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, each fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund might be unable to dispose of such securities promptly or at reasonable prices.

      LOANS AND OTHER DIRECT DEBT INSTRUMENTS (ALL FUNDS). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the funds' policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments   in  loans  through  direct   assignment   of   a   financial
institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. In the event that either fund invests in these types of loans, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

      Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations and Policies"). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the borrower, SEC interpretations require the funds, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict each fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      REPURCHASE AGREEMENTS (ALL FUNDS). The funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. The funds may invest in repurchase agreements with institutions that are deemed by the Adviser to be of good standing and creditworthy pursuant to the guidelines established by the Board. A third party custodian bank takes possession of the underlying securities of a repurchase agreement, the value of which is at all times at lest equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the funds in the event of default or bankruptcy by the counterparty to the agreement and the funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the funds seek to assert their rights.

      REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover their obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

      DELAYED-DELIVERY TRANSACTIONS (ALL FUNDS). Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

      When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with each fund's investments. If each fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, each fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

      Each fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

      TO BE ANNOUNCED SECURITIES ("TBAs") (ALL FUNDS). As with other when-issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a fund.

      LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). Each fund may lend its portfolio securities to parties such as broker-dealers or institutional investors; provided, that no Fund may have outstanding at any time loans with respect to portfolio securities having a value in excess of 33 - 1/3% of the market value of the fund's total assets. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

      The Adviser understands that it is the current view of the SEC staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

      Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

      SHORT SALES (HIGH INCOME FUND). High Income Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

      When the fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

      LEVERAGE (ALL FUNDS). The use of leverage by each fund creates an opportunity for increased net income and capital growth for the fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each fund may utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for a fund including the likelihood of greater volatility of net asset value and market price of the shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to a fund. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, a fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain a fund's leveraged position if it deems such action to be appropriate under the circumstances. Certain types of borrowings by a fund may result in the fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. A fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the corporate debt securities or preferred shares purchased by a fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the fund in managing the fund's portfolio in accordance with the fund's investment objectives and policies.

      EFFECTIVE MATURITY. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date. For example, a mortgage-backed bond may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that bond, the effective maturity may be 10 years rather than the stated 30 years. The average effective maturity is the dollar-weighted average of effective maturities of the securities in the fund's portfolio.

                           ADDITIONAL TAX INFORMATION

      The following discussion is a general summary of certain federal tax considerations affecting each fund and its shareholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on provisions of the Code, the regulations promulgated thereunder, judicial decisions and administrative pronouncements in effect on the date of this SAI, all of which are subject to change, some of which may be retroactive. Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

GENERAL

      Each fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess of net short-term capital gain over net long-term capital loss plus, in the case of High Income Fund, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of any two issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

      If a fund failed to qualify  for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

      A portion (not expected to be substantial) of the dividends from a fund's investment company taxable income (whether paid in cash or reinvested in additional fund shares) may be eligible for (1) the 15% maximum federal income tax rate applicable to dividends that individuals receive through 2010 and (2) the dividends-received deduction allowed to corporate shareholders. The eligible portion for a fund may not exceed the aggregate dividends the fund receives from domestic corporations and, for purposes of the 15% rate, certain foreign corporations. In addition, the availability of that rate and the dividends-received deduction is subject to certain holding period, debt-financing and other restrictions imposed on a fund with respect to the shares it holds on which the dividends were paid. Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions by a fund of net capital gain do not qualify for the 15% rate or the dividends-received deduction.

      Dividends and other distributions a fund declares in December of any year that are payable to shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays them during the following January. Accordingly, those distributions will be taxed to the shareholders for the year in which that December 31 falls.

      A dividend or capital gain distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal taxation. Accordingly, an investor should not purchase fund shares shortly before a dividend or capital gain distribution record date solely for the purpose of receiving the dividend or distribution.

      Dividends a fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The American Jobs Creation Act of 2004, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by a fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

REDEMPTIONS

      A redemption of a fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis in the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of a fund for shares of another fund in the Morgan Keegan family of funds
("Morgan Keegan Fund"), including the other funds described in this SAI, generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that fund or acquires Class A shares of another Morgan Keegan Fund, including such other funds, without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis in the shares subsequently acquired. In addition, if a shareholder purchases shares of a fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

      If fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

INCOME FROM FOREIGN SECURITIES (HIGH INCOME FUND)

      Dividends and interest High Income Fund receives on foreign securities, and gains it realizes thereon, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      High Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. High Income Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" mentioned above.

      If High Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which it most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      High Income Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years. The fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time High Income Fund accrues dividends, interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables, or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If these losses exceed other investment company taxable income for a taxable year, the fund would not be able to distribute any dividends, and any distributions it made during that year before it realized the losses would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

HEDGING STRATEGIES

      The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest may be "section 1256 contracts." Section 1256 contracts a fund holds at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property;

for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

      If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT SECURITIES

      A fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because a fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      A fund may invest in bonds that are purchased, generally not on their original issue, with "market discount" that is, at a price less than the stated redemption price of the bond at maturity adjusted for accrued OID, if any) ("market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, a fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                               VALUATION OF SHARES

      Net asset value of each fund's shares will be determined daily as of the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time), on every day that the NYSE is open for business or any earlier NYSE closing time that day, by dividing the value of the total assets of the fund, less liabilities, by the total number of shares outstanding at such time. Share price will not be calculated on days when the NYSE is closed for trading. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of the close of business on the NYSE, usually 4:00 p.m., Eastern Time, on the valuation date. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price, usually 4:00 p.m. Eastern Time, on the valuation date. Securities traded in the over-the-counter market and listed securities for which no sales were reported for that date are valued at the last-quoted bid price. Equity and debt securities issued in private placements shall be valued on the bid side by a primary market dealer. Long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are readily available shall be valued by an independent pricing service or primary market dealer. Short-term debt securities with remaining maturities of 60 days or less shall be valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser, does not represent market value.

      Futures contracts and options are valued on the basis of market quotations, if available. Premiums received on the sale of call options are included in a fund's net asset value, and the current market value of options sold by the fund will be subtracted from net assets. Investments in open-end registered investment companies are valued at net asset value as described in those investment companies' prospectuses.

      Foreign securities are valued based on prices furnished by independent brokers or quotation services that express the value of securities in their local currency. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the valuation date. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of trading in that market, then that security will be valued as determined in good faith by the Adviser's Valuation Committee.

      When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value, those securities shall be valued at "fair value" as determined in good faith by the Adviser's Valuation Committee. Such determinations shall be made in accordance with procedures approved by the fund's Board. A fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing services is inaccurate.

      There can be no assurance that a fund could purchase or sell a portfolio security at the price used to calculate the fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

                         ADDITIONAL PURCHASE INFORMATION

CLASS A SHARES

      Class A Shares are offered on a continuous basis at a price equal to their net asset value plus the applicable "initial sales charge" described in the Prospectus. Proceeds from the initial sales charge are paid to Morgan Keegan and are used by Morgan Keegan to defray expenses related to providing distribution-related services to the funds in connection with sales of Class A Shares, such as the payment of compensation to Morgan Keegan brokers for selling Class A Shares. No initial sales charge is imposed on Class A Shares issued as a result of the automatic reinvestment of dividends or capital gains distribution. An initial sales charge is not imposed on purchases of $1,000,000 or more of Class A Shares; however, if those shares are redeemed within one year from date of purchase, a 1.00% contingent deferred sales charge ("CDSC") will be imposed at the time of redemption for Short Term Bond Fund and High Income Fund and a 0.75% CDSC for Intermediate Bond Fund. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class A Shares.

LETTER OF INTENT

      Any investor may execute a Letter of Intent ("Letter") covering purchases of Class A Shares of $50,000 or more to be made within a period of 13 months. Under a Letter, purchases of shares of a fund or a series of Regions Morgan

Keegan Select Funds, which are sold with a sales charge made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the applicable sales charges. To qualify under a Letter, purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. Investors may obtain a form of a Letter from their Morgan Keegan investment broker. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter, the investor will be notified and must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose.

SALES CHARGE WAIVERS

      The sales charge is waived on Class A Shares of each fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) by officers, Directors and full-time employees (and their immediate families, which includes their legal spouse and children under the age of 18) of Regions Financial Corporation ("Regions") (or its direct or indirect subsidiaries), or by Directors or officers (and their immediate families, which includes their legal spouse and children under the age of 18) of the fund. Also, shares of each fund may be acquired without a sales charge if the purchase is made through a Morgan Keegan representative who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, if the following conditions are met: (i) the purchaser was a client of the investment representative at the other firm for which the investment representative previously served as a broker; (ii) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (iii) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. Investors seeking to avail themselves of this waiver will be required to provide satisfactory evidence that all the above-noted conditions are met and should contact their Morgan Keegan representative for more information.

CLASS C SHARES

      Class C Shares are offered on a continuous basis at a price equal to their net asset value. Class C Shares that are redeemed within one year of purchase are subject to a CDSC of 1% of the redemption amount. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. Proceeds from the CDSC are paid to Morgan Keegan to defray the expenses Morgan Keegan incurs in providing distribution-related services to the Class C Shares.

CLASS I SHARES

      Class I Shares are offered on a continuous basis at a price equal to their net asset value, without an initial sales charge or a CDSC. Class I Shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I Shares.

      Morgan Keegan, the funds' distributor, no longer offers shares of the High Income Fund to new investors. Any shareholder that owned shares of the fund in an existing account as of November 1, 2005 may purchase additional shares in that account. Morgan Keegan reserves the right to reject any purchase order. The fund reserves its right to change this policy at any time.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

      The right of investors to redeem their shares, and the date of payment for redemptions, may be suspended or postponed (1) for any periods when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading is restricted in markets normally utilized by each fund or when an emergency, as defined by the rules and regulations of the SEC exists, making disposal of the funds' investments or determination of its net asset value not reasonably practicable; or (3) for such other periods as the SEC by order may permit for protection of the funds' shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      Each fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the funds' per share net asset value. However, each fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000, or (2) 1% of the net asset value of the fund at the beginning of such period. If payment is made in securities, a shareholder will incur brokerage or transactional expenses in converting those securities into cash, will be subject to fluctuation in the market price of those securities until they are sold, and may realize taxable gain or loss (depending on the value of the securities received and the shareholder's adjusted basis in the redeemed shares).

                   TAX-DEFERRED RETIREMENT ACCOUNTS AND PLANS

      As noted in the funds' Prospectus, an investment in fund shares may be appropriate for various types of tax-deferred retirement accounts and plans. In general, income earned through the investment of assets of such an account or plan is not taxed to the beneficiaries until the income is distributed to them. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Additional information with respect to these accounts and plans is available upon request from any Morgan Keegan broker.

INDIVIDUAL RETIREMENT ACCOUNTS - IRAS

      If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $4,000 for yourself or $8,000 for you and your spouse, regardless of whether your spouse is employed (which amounts are increased by $1000 for tax years beginning in 2006 and thereafter for each spouse who has attained age 50 by the end of the calendar year for which the contribution is made), or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. You also may be able to make a nondeductible contribution to a "Roth IRA," distributions from which are not taxable under certain circumstances.

      An investment in fund shares through IRA contributions may be advantageous, regardless of whether the contributions are deductible by you for tax purposes, because all dividends and capital gain distributions on your fund shares are not immediately taxable to you or the IRA; they become taxable only when distributed to you from the IRA. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or in certain other situations.

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS - KEOGH PLANS

      Morgan Keegan will assist self-employed individuals to set up retirement plans through which fund shares may be purchased. Morgan Keegan generally arranges for a bank to serve as trustee for the plan and performs custodian services for the trustee and the plan by holding and handling securities. However, you have the right to use a bank of your choice to provide these services at your cost. There are penalties for distributions from a Keogh Plan prior to age 59 1/2, except in the case of death or disability.

SIMPLIFIED EMPLOYEE PENSION PLANS - SEPPS, AND
   SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES

      Morgan Keegan also will make available to corporate and other employers a SEPP or SIMPLE for investment in fund shares.

                             DIRECTORS AND OFFICERS

The officers of the Company are responsible for the operation of the funds under the direction of the Board. An asterisk (*) indicates officers and/or Directors who are "interested persons" of the Company as defined by the 1940 Act by virtue of their positions with Morgan Keegan and Morgan Asset Management, Inc. (the "Adviser").

                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR

INTERESTED DIRECTORS
Allen B. Morgan,      Director       Mr.   Morgan   has  served   as   a    18                Regions
Jr.*                  (Since 1999)   Director   and  Vice   Chairman  of                     Financial
Age 64                               Regions   Financial     Corporation                     Corporation
                                     since 2001 and 2003,  respectively.
                                     He also has served as a Director of
                                     Morgan Asset Management, Inc. since
                                     1993.  Mr. Morgan has been Chairman
                                     of  Morgan  Keegan  since  1969 and
                                     Executive   Managing   Director  of
                                     Morgan Keegan since 1969.

J. Kenneth            Director       Mr.  Alderman has been President of    18                    None
Alderman*             (Since 2003)   of  Regions  Morgan  Keegan   Trust
Age 54                               and  Chief  Executive  Officer   of
                                     Morgan Asset Management, Inc. since
                                     2002.  He  has  also  served  as an
                                     Executive Vice President of Regions
                                     Financial  Corporation  since 2000.
                                     Mr. Alderman is a Certified  Public
                                     Accountant   and   he   holds   the
                                     Chartered     Financial     Analyst
                                     designation.

                                                      -45-

                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR
INDEPENDENT DIRECTORS

Jack R. Blair         Director       Mr. Blair  serves as  non-executive    18                NuVasive, Inc.
Age 64                (Since 2005)   Chairman of DJO,  Inc., (orthopedic                         Buckman
                                     equipment).  Mr.  Blair  served  as                    Laboratories, Inc.
                                     non-executive   Chairman   of   SCB                    and ActiveImplants
                                     Computer   Technology,  Inc.   from                       Corporation
                                     2000  to  2004   when  the  company
                                     was acquired by CIBER, Inc.

Albert C.             Director       Mr.   Johnson    has     been    an    18               Books-A-Million,
Johnson               (Since 2005)   independent  financial   consultant                     Inc. since 2005,
Age 62                               since  1998.  He  was  Senior  Vice                  currently Chairman of
                                     President   and   Chief   Financial                   the Audit Committee
                                     Officer    of    Dunn    Investment
                                     Company (construction) from 1994 to
                                     1998.  He  also  was  with   Arthur
                                     Andersen LLP  from  1965  to  1994,
                                     retiring as the Managing Partner of
                                     the firm's Birmingham Office.

James Stillman        Director       Mr. McFadden has been Chief Manager    18                   None
R. McFadden((3))      (Since 1999)   of  McFadden   Communications,  LLC
Age 49                               (commercial   printing) since  2002
                                     and President and Director of 1703,
                                     Inc. (restaurant  management) since
                                     1998.  He  also  has  served  as  a
                                     Director   for   several    private
                                     companies since 1997.

                                                      -46-

                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR


W. Randall            Director       Mr.   Pittman   has   been    Chief    18                   None
Pittman,              (Since 2003)   Financial   Officer   of   Emageon,
Age 52                               Inc.   (healthcare      information
                                     systems)  since 2002.  From 1999 to
                                     2002,   he  was   Chief   Financial
                                     Officer         of         BioCryst
                                     Pharmaceuticals,               Inc.
                                     (biotechnology). From 1998 to 1999,
                                     he was Chief  Financial  Officer of
                                     ScandiPharm,                   Inc.
                                     (pharmaceuticals).   From  1995  to
                                     1998,  he  served  as  Senior  Vice
                                     President  - Finance of  CaremarkRx
                                     (pharmacy benefit management). From
                                     1983  to  1995,   he  held  various
                                     positions        with       AmSouth
                                     Bancorporation     (bank    holding
                                     company),  including Executive Vice
                                     President and  Controller.  He is a
                                     Certified  Public  Accountant,  and
                                     was  with  the  accounting  firm of
                                     Ernst &  Young,  LLP  from  1976 to
                                     1983.

Mary S. Stone         Director       Ms.  Stone has been a  professor at    18                   None
Age 56                (Since 2003)   at   the   University  of   Alabama
                                     Culverhouse  School of  Accountancy
                                     since  1981  and has  held the Hugh
                                     Culverhouse    Endowed   Chair   of
                                     Accountancy since 2002. She is also
                                     a  former   member   of   Financial
                                     Accounting    Standards    Advisory
                                     Council,      AICPA,     Accounting
                                     Standards  Executive  Committee and
                                     AACSB   International    Accounting
                                     Accreditation Committee.

                                                      -47-

                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR
Archie W.             Director       Mr.  Willis  has   been   President
Willis, III           (Since 2002)   of  Community   Capital  (financial    18                  Memphis
Age 49                               advisory    and     real     estate                     Telecom, LLC
                                     development   consulting)     since                      since 2001.
                                     1999   and   Vice    President   of
                                     Community   Realty   Company  (real
                                     estate  brokerage)  since 1999.  He
                                     was  a  First  Vice   President  of
                                     Morgan Keegan from 1991 to 1999.

OFFICERS

Brian B.              President      Mr.    Sullivan   has   served   as
Sullivan*             (Since 2006)   President   and  Chief   Investment
Age 51                               Officer of Morgan Asset Management,
                                     Inc. since 2006.  From 1999 to 2002
                                     and from 2005 to 2006, Mr. Sullivan
                                     served  as   President  of  AmSouth
                                     Asset   Management,   Inc.,   which
                                     merged    into     Morgan     Asset
                                     Management,  Inc. in November 2006.
                                     From  1996 to 1999 and from 2002 to
                                     2005, Mr.  Sullivan  served as Vice
                                     President    of    AmSouth    Asset
                                     Management,   Inc.   Since  joining
                                     AmSouth Bank in 1982 through  1996,
                                     Mr.   Sullivan  served  in  various
                                     capacities     including     Equity
                                     Research  Analyst  and Chief  Fixed
                                     Income Officer and was  responsible
                                     for  Employee  Benefits   Portfolio
                                     Management   and   Regional   Trust
                                     Investments. He holds the Chartered
                                     Financial Analyst designation.

Thomas R. Gamble*     Vice-          Mr. Gamble  has  been  an executive    N/A                  N/A
Age 63                President      at  Regions  Financial  Corporation
                      (Since 2003)   since  1981.  He was the  Corporate
                                     IRA Manager from 2000 to 2001 and a
                                     Senior Vice  President & Manager of
                                     Employee Benefits at the Birmingham
                                     Trust  Department  of Regions  Bank
                                     from 1981 to 2000.

                                                      -48-


                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR


J. Thompson           Treasurer      Mr.  Weller  has  been  a  Managing
Weller, Sr.*          (Since 2006)   Director and  Controller  of Morgan
Age 41                and Assistant  Keegan  &   Company,   Inc.   since
                      Secretary      October  2001.  He was Senior  Vice
                      Since 2003)    President and  Controller of Morgan
                                     Keegan & Company, Inc. from October
                                     1998 to  October  2001,  Controller
                                     and  First  Vice   President   from
                                     February   1997  to  October  1998,
                                     Controller  and Vice President from
                                     1995 to February 1997 and Assistant
                                     Controller from 1992 to 1995.

Charles D.            Secretary and  Mr. Maxwell  has  been an Executive    N/A                  N/A
Maxwell*              Assistant      Executive    Managing     Director,
Age 52                Treasurer      Chief Financial  Officer, Treasurer
                      (Since 1999)   Treasurer    and    Secretary    of
                                     Morgan   Keegan  since  2006.   Mr.
                                     Maxwell   previously  served  as  a
                                     Managing  Director of Morgan Keegan
                                     from  1998  to 2006  and  Assistant
                                     Treasurer and  Assistant  Secretary
                                     of Morgan Keegan from 1994 to 2006.
                                     Mr.  Maxwell has been Secretary and
                                     Treasurer     of    Morgan    Asset
                                     Management, Inc. since 1993. He was
                                     Senior  Vice  President  of  Morgan
                                     Keegan  from  1995  to  1997.   Mr.
                                     Maxwell    was   also    with   the
                                     accounting  firm of  Ernst & Young,
                                     LLP from 1976 to 1986 and served as
                                     a Senior Manager from 1984 to 1986.

                                                      -49-


                      POSITION(S)                                           NUMBER OF
                      HELD WITH                                             PORTFOLIOS
                      FUNDS, TERM                                           IN FUND         OTHER
                      OF OFFICE(2)                                          COMPLEX         DIRECTORSHIP(S)
NAME, ADDRESS(1)      AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING       OVERSEEN        HELD BY
 AND AGE              TIME SERVED      PAST FIVE YEARS                      BY DIRECTOR     DIRECTOR

Michele F. Wood*      Chief          Ms.  Wood   has   been   the  Chief    N/A             N/A
Age 37                Compliance     Compliance   Officer   of    Morgan
                      Officer        Asset Management, Inc.  since 2006.
                      (Since 2006)   She  was  a  Senior   Attorney  and
                                     First  Vice   President  of  Morgan
                                     Keegan from 2002 to 2006. She was a
                                     Staff     Attorney    with    FedEx
                                     Corporation   from   2001  to  2002
                                     specializing      in     employment
                                     litigation.  She  was an  Associate
                                     with Ford & Harrison, LLP from 1997
                                     to 2001.


     (1) The address of each Director is c/o the Fund, 50 North Front Street,  21st Floor,  Memphis,
Tennessee  38103.  The address of Messrs.  Maxwell and Weller and Ms. Wood is 50 North Front Street,
21st Floor, Memphis,  Tennessee 38103. The address of Messrs.  Sullivan and Gamble is 417 North 20th
Street, 15th Floor, Birmingham, Alabama 35203.

     (2) Each Director  serves until his or her  resignation or retirement.  Officers of the Company are elected and appointed  annually by the Board of Directors and hold office until they resign, are removed, or otherwise disqualified to serve.

     (3) McFadden Communications,  LLC ("McFadden Communications"),  a company of which Mr. McFadden is a majority owner,  commenced a commercial banking relationship with Union Planters Bank in August
2003  pursuant to which Union  Planters  Bank  extended to the company,  in the  ordinary  course of business,  a  secured  loan and line of  credit.  This  relationship  continued  with  Regions  Bank subsequent  to the June 30,  2004  merger  of  Union  Planters  Corporation  and  Regions. From July
1, 2004  through  March  31,  2006,  the  largest  aggregate  amount of debt outstanding on the line of credit and loan was approximately $2.3 million. As of March 31,  2006, the approximate  aggregate amount of debt outstanding was $2.27 million, a portion of which was borrowed at  Prime Rate and the other  portion  of  which  was  borrowed  at  6.35%.  Moreover,  McFadden Communications  has  a ten
year lease with Regions Bank for certain  equipment  at a  cost  of approximately $272,000 annually, which lease was negotiated in the market (and reflects fair market terms and  conditions).  Prior to

                                                      -50-


July  1,  2004,  McFadden  Communications  also  performed  printing  services  for  Union  Planters
Corporation and one or more of its  subsidiaries on a job-by-job basis competing with other printing companies.  Since July 1, 2004,  the company has  performed  similar  services on the same basis for
Regions and one or more of its subsidiaries  (collectively,  the "Regions Entities"). For the period from July 1, 2004  through June 30,  2006,  total  revenues  from  services  provided to the Regions
Entities amounted to approximately  $1.45 million  representing  approximately 3.9% of the company's revenue over that same period of time.

COMMITTEES OF THE BOARD

     The Board has a standing Audit Committee. The standing Audit Committee consists of all the Directors of the funds who are not interested persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The Audit Committee's function is to recommend to the Board the appointment of the independent accountants to conduct the annual audit of the Company's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For the fiscal year ended June 30, 2006, the Board's Audit Committee held three meetings.

     The Board also has a standing Independent Directors Committee consisting of all the Independent Directors. The Independent Directors Committee replaced the Board's Nominating Committee and the contract review functions of its former Audit and Contract Review Committee. The Independent Directors Committee must determine at least annually whether the funds' advisory, underwriting, Rule 12b-1 and other arrangements should be approved for continuance for the following year. The Independent Directors Committee is also responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether Directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation, investment in the funds and resources. The Independent Directors Committee considers prospective candidates from shareholders and any source it deems appropriate. The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed below. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education;
(4) business,  professional or other relevant experience and areas of expertise;
(5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a Committee member by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believes it has identified a viable candidate, it would consult with the full Committee for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. Shareholders who would like to submit candidate names must submit them to the Secretary, who will forward such recommendation to the Independent Directors Committee Chair. Shareholders may send other written communications to the funds' Board or to an individual director by mailing such correspondence to the funds' Secretary (Address: Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. For the fiscal year ended June 30, 2006, the Board's Independent Directors Committee held four meetings.

     In addition, the Company has a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the funds or by an officer, director, employee or agent of the funds. For the fiscal year ended June 30, 2006, the Board's QLCC held no meetings.


COMPENSATION OF INDEPENDENT DIRECTORS

     Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director receives from the funds an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board he or she attends. Each chairperson of the Independent Directors
Committee and Audit Committee receives annual compensation of $500 from the Company. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No officer or Director is entitled to receive pension or retirement benefits from the Company.

      The table below sets forth the compensation paid to Directors for the fiscal year ended June 30, 2006.

                                   PENSION OR                         TOTAL
                                   RETIREMENT                     COMPENSATION
    NAME AND        AGGREGATE       BENEFITS        ESTIMATED     FROM COMPANY
    POSITION      COMPENSATION     ACCRUED AS        ANNUAL         AND FUND
    WITH THE        FROM THE      PART OF FUND    BENEFITS UPON   COMPLEX PAID
    COMPANY          COMPANY        EXPENSES       RETIREMENT      TO DIRECTOR
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

Allen B.               $0              N/A             N/A             $0
Morgan, Jr.
Director

J. Kenneth             $0              N/A             N/A             $0
Alderman
Director

                                   PENSION OR                         TOTAL
                                   RETIREMENT                     COMPENSATION
    NAME AND        AGGREGATE       BENEFITS        ESTIMATED     FROM COMPANY
    POSITION      COMPENSATION     ACCRUED AS        ANNUAL         AND FUND
    WITH THE        FROM THE      PART OF FUND    BENEFITS UPON   COMPLEX PAID
    COMPANY          COMPANY        EXPENSES       RETIREMENT      TO DIRECTOR
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Jack R. Blair(1)     $5,000            N/A             N/A           $27,500
Director

Albert C.            $6,000            N/A             N/A           $33,500
Johnson(1)
Director

James Stillman       $8,750            N/A             N/A           $45,375
R. McFadden
Director

W. Randall           $8,000            N/A             N/A           $43,500
Pittman
Director

Mary S. Stone        $8,000            N/A             N/A           $46,000
Director

Archie W.            $8,000            N/A             N/A           $43,500
Willis, III
Director

     (1) Messrs. Blair and Johnson were appointed to the Board of Directors on November 2, 2005.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the funds and in all registered investment companies overseen by the Director in the fund complex as of June 30, 2006.

                                                          AGGREGATE DOLLAR OF
                                                            RANGE OF EQUITY
                                                           SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                    DOLLAR               COMPANIES OVERSEEN BY
                                 RANGE OF EQUITY           DIRECTOR IN FUND
     NAME OF DIRECTOR       SECURITIES IN THE FUNDS(1)         COMPLEX(1)
--------------------------------------------------------------------------------
INTERESTED DIRECTORS

Allen B. Morgan, Jr.              Over $100,000              Over $100,000

J. Kenneth Alderman             $50,001 - $100,000           Over $100,000

                                                          AGGREGATE DOLLAR OF
                                                            RANGE OF EQUITY
                                                           SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                       DOLLAR            COMPANIES OVERSEEN BY
                                  RANGE OF EQUITY          DIRECTOR IN FUND
     NAME OF DIRECTOR       SECURITIES IN THE FUNDS(1)         COMPLEX(1)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

Jack R. Blair                          None                $10,001 - $50,000

Albert C. Johnson                      None                      None

James Stillman R. McFadden         $1 - $10,000            $10,001 - $50,000

W. Randall Pittman                     None                $10,001 - $50,000

Mary S. Stone                          None                $10,001 - $50,000

Archie W. Willis, III           $10,001 - $50,000          $10,001 - $50,000

      (1) Valuation as of June 30, 2006.

     As of December 31, 2005, no Independent Director or their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, Morgan Keegan or any person controlling, controlled by or under common control with such persons.

                             PRINCIPAL SHAREHOLDERS

     As of November 13, 2006, the Directors and officers of the Company owned in the aggregate less than 1% of the outstanding Class A Shares, Class C Shares, and Class I Shares of each fund. As of October 6, 2006 the following shareholders were shown in the Company's records as owning of record or beneficially more than 5% of any class of a fund's shares:

                                                         PERCENTAGE OF SHARES
                                                          OWNED OF RECORD OR
                                                       BENEFICIALLY OWNED AS OF
   FUND NAME       SHAREHOLDER NAME AND ADDRESS(1)         OCTOBER 6, 2006
--------------------------------------------------------------------------------
Short Term Bond Fund, Class A Shares
                 Shared Hospital Services Corp.                 20.4%
                 Regions Morgan Keegan Trust(2)                 12.1%
                 Ballet Memphis                                 10.0%
                 Regions Morgan Keegan Trust                     8.0%

Short Term Bond Fund, Class C Shares
                 Planned Maintenance Center                     36.0%
                 James J. Challen, III                          30.2%
                 Kathy H. Stewart                               14.3%
                 Citizens for Community Valves, Inc.             8.8%
                 Mary Therese Dawson                             7.0%

Short Term Bond Fund, Class I Shares
                 Regions Morgan Keegan Trust                    78.6%

                                                         PERCENTAGE OF SHARES
                                                          OWNED OF RECORD OR
                                                       BENEFICIALLY OWNED AS OF
   FUND NAME       SHAREHOLDER NAME AND ADDRESS(1)         OCTOBER 6, 2006
--------------------------------------------------------------------------------
                 Regions Morgan Keegan Trust                    12.0%

Intermediate Bond Fund, Class A Shares
                 Regions Morgan Keegan Trust                    22.6%
                 Alabama Trucking Association                   6.4%


Intermediate Bond Fund, Class C Shares
                 None                                            N/A

Intermediate Bond Fund, Class I Shares
                 Regions Morgan Keegan Trust                    21.7%
                 Regions Morgan Keegan Trust                     6.8%

High Income Fund, Class A Shares
                 Nathan Levine                                   6.5%
                 Memphis Light Gas and Water Division            6.5%

High Income Fund, Class C Shares
                 None                                            N/A

High Income Fund, Class I Shares
                 Regions Morgan Keegan Trust                    22.3%
                 Regions Morgan Keegan Trust                    11.1%
                 Regions Morgan Keegan Trust                     6.2%
                 Regions Morgan Keegan Trust                     6.1%

(1) The shareholders listed may be contacted c/o Morgan Keegan, Morgan Keegan Tower, 50 North Front Street, 15th Floor, Memphis, Tennessee, 38103.

(2) Regions Morgan Keegan Trust is a trade name used by Regions Bank's Trust Division. As of October 6, 2006, Regions Morgan Keegan Trust owned of record 85.2% of the outstanding shares of Short Term Bond Fund.

                               INVESTMENT ADVISER

     Morgan Asset Management, Inc., 417 North 20th Street, Birmingham, Alabama 35203, a registered investment adviser, is a wholly owned subsidiary of MK Holding, Inc. and serves as the funds' investment adviser under two Advisory Agreements ("Advisory Agreement(s)"). MK Holding, Inc. is a wholly owned subsidiary of Regions. The Adviser is also an affiliate of Regions Morgan Keegan Trust, a division of Regions Bank, a wholly owned subsidiary of Regions. The Advisory Agreement with respect to the Short Term Bond Fund became effective as of February 18, 2005. The Advisory Agreement with respect to the Intermediate Bond Fund and the High Income Fund became effective as of June 25, 2001. The Advisory Agreements provide that, subject to oversight by the Board, the Adviser manages the investment and other affairs of the funds. The Adviser is responsible  for  managing  the  funds'  portfolio  securities  and  for  making purchases and sales of portfolio securities consistent with the funds' investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the funds with office space as well as with executive and other personnel necessary for the operation of the funds. In addition, the Adviser is obligated to supply the Board and officers of the funds with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of Directors and officers of each fund who are employees of the Adviser and/or its affiliates.

     The funds bear separately all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the funds' shares; expenses of registering and qualifying fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each fund's shareholders; costs of stationery; costs of shareholders and other meetings of the funds; compensation and expenses of the Independent Directors; and insurance covering each fund and its respective officers and Directors. The funds are also liable for such nonrecurring expenses as may arise, including litigation to which the funds may be party. Each fund also may have an obligation to indemnify its Directors and officers with respect to any such litigation.

     Short Term Bond Fund pays the Adviser an annual investment advisory fee equal to 0.35% of the fund's average daily net assets.

     Until June 30, 2004, Union Planters Investment Advisors ("UPIA") served as investment adviser to Short Term Bond Fund's predecessor, LEADER Short Term Bond Fund. On June 30, 2004, Union Planters Corporation, the parent of UPIA, merged with and into Regions and the Adviser assumed the duties of UPIA under the Advisory Agreement for the LEADER Short Term Bond Fund. On February 18, 2005, LEADER Short Term Bond Fund merged into the Short Term Bond Fund. For fiscal years or period ended June 30, 2006, June 30, 2005 and August 31, 2004, Short Term Bond Fund, and its predecessor, LEADER Short Term Bond Fund, paid UPIA and the Adviser investment advisory fees in the following amounts:

                                       GROSS (BEFORE                  NET (AFTER
                                          VOLUNTARY                    VOLUNTARY
                                         REDUCTION)     REDUCTION     REDUCTION)
Fiscal Year ended August 31, 2004*
(UPIA)                                     $279,777      $115,216      $164,561
--------------------------------------------------------------------------------
Fiscal Year ended August 31, 2004*          $66,538       $24,196       $42,342
(Adviser)
--------------------------------------------------------------------------------
Fiscal period ended June 30, 2005*         $329,646      $119,872      $209,774
--------------------------------------------------------------------------------
Fiscal year ended June 30, 2006            $273,453       $24,406      $249,047
--------------------------------------------------------------------------------
     * Includes information provided for Short Term Bond Fund's predecessor fund, LEADER Short Term Bond Fund.

     Intermediate Bond Fund pays the Adviser a management fee at an annual rate of 0.40% of the fund's average daily net assets. The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of Intermediate Bond Fund until October 31, 2007 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 0.90% of net assets of Class A Shares, 1.25% of net assets of Class C Shares, and 0.65% of net assets of Class I Shares. For fiscal years ended June 30, 2006, 2005 and 2004, Intermediate Bond Fund paid the Adviser $2,274,192, $1,475,917 and $898,012, respectively.

     High Income Fund pays the Adviser a management fee at an annual rate of 0.75% of the fund's average daily net assets. The Adviser has contractually agreed to waive its fees and, if necessary, reimburse expenses of High Income Fund until October 31, 2007 so that total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) would not exceed 1.25% of net assets of Class A Shares, 1.75% of net assets of Class C Shares, and 1.00% of net assets of Class I Shares. For fiscal years ended June 30, 2006, 2005 and 2004, High Income Fund paid the Adviser $8,706,429, $7,710,703 and $5,067,064, respectively.

     The Advisory Agreements will remain in effect from year to year, provided such continuance is approved by a majority of the Board, or by vote of the holders of a majority of the outstanding voting securities of each fund. Additionally, the Advisory Agreements must be approved annually by vote of a majority of the Directors of the funds who are not parties to the Agreement or "interested persons" of such parties as that term is defined in the 1940 Act. Each Advisory Agreement may be terminated by the Adviser or the funds, without penalty, on sixty (60) days' written notice to the other, and will terminate automatically in the event of its assignment.

     A discussion regarding the Board's basis for approving the Advisory Agreements is available in the funds' annual report to shareholders for the fiscal year ended June 30, 2005 with respect to Short Term Bond Fund and the semi-annual report to shareholders for the six month period ended December 31, 2005 with respect to Intermediate Bond Fund and High Income Fund.

     Under the Advisory Agreements, the funds will have the non-exclusive right to use the name "Morgan Keegan" until the Advisory Agreements are terminated, or until the right is withdrawn in writing by the Adviser.

                               PORTFOLIO MANAGERS

     The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus that may be equal to as much as 50% of his/her annual base salary. A portion of this bonus is determined by the portfolio manager's investment management results compared to each fund's benchmark index and the remaining portion of this bonus is discretionary, which takes into consideration such factors as the portfolio manager's support of the firm's policies and procedures, the portfolio manager's acquisition of new business and portfolio manager's service to existing clients.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Regions Financial Corporation's stock from pools determined from time to time by the Remuneration Committee of the Regions' Board of Directors. Awards of
   equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

o CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following potential conflicts:

   o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

   o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

   o With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

   o Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The following table provides information about the accounts managed by JAMES C. KELSOE, JR., Portfolio Manager for Intermediate Bond Fund and High Income Fund and the Co-Portfolio Manager for Short Term Bond Fund as of June 30, 2006:

                                  REGISTERED     OTHER POOLED    OTHER ACCOUNTS
                                  INVESTMENT       INVESTMENT
                                   COMPANIES         VEHICLES
Number of Accounts Managed                 7               --                21
--------------------------------------------------------------------------------
Number of Accounts Managed
with Performance-Based
Advisory Fees                             --               --                 --

--------------------------------------------------------------------------------
Assets Managed                $3,998,816,101              $--       $267,628,843

--------------------------------------------------------------------------------
Assets Managed with
Performance-Based Advisory
Fees                                     $--              $--                $--

--------------------------------------------------------------------------------

The dollar range of shares of the funds beneficially owned by JAMES C. KELSOE, JR. as of June 30, 2006 is as follows:

Short Term Bond Fund:           None
Intermediate Bond Fund:         $500,001 - $1,000,000
High Income Fund:               Over $1,000,000

The following table provides information about the accounts managed by DAVID H. TANNEHILL, Co-Portfolio Manager for Short Term Bond Fund, as of June 30, 2006:

                                  REGISTERED     OTHER POOLED
                                  INVESTMENT       INVESTMENT
                                   COMPANIES         VEHICLES    OTHER ACCOUNTS

Number of Accounts Managed                 5               --                 --

--------------------------------------------------------------------------------
Number of Accounts Managed
with Performance-Based
Advisory Fees                              --              --                 --

--------------------------------------------------------------------------------
Assets Managed                 $2,138,738,501             $--                $--

--------------------------------------------------------------------------------
Assets Managed with
Performance-Based Advisory
Fees                                      $--             $--                $--

--------------------------------------------------------------------------------

The dollar range of shares of the fund beneficially owned by DAVID H. TANNEHILL as of June 30, 2006 is as follows:

Short Term Bond Fund:     None


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreements, the Adviser is responsible for the execution of the funds' portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The funds may not always pay the lowest commission or spread available. Rather, the funds also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     For the fiscal years ended June 30, 2006, 2005 and 2004, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund paid brokerage commissions as follows:


                                           2006          2005           2004

SHORT TERM BOND FUND                     $   --        $   --         $   --

------------------------------------------------------------------------------
INTERMEDIATE BOND FUND                       --            --             --

------------------------------------------------------------------------------
HIGH INCOME FUND                        318,502       357,014        261,438

------------------------------------------------------------------------------

     The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the funds. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services. During the fiscal year ended June 30, 2006, Short Term Bond Fund, Intermediate Bond Fund and High Income Fund paid brokerage commissions of $0, $0 and $0 respectively, to brokers who provided research services.

     From time to time the funds may use Morgan Keegan as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the funds to pay Morgan Keegan any commission for effecting a securities transaction for the funds in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 prohibits Morgan Keegan from executing transactions on an exchange for the funds except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the funds on that exchange only if the funds expressly consents by written contract. For the fiscal year ended June 30, 2006 and the ten-month period ended June 30, 2005, Short Term Bond Fund did not pay any brokerage commissions to Morgan Keegan. Short Term Bond Fund's predecessor, the LEADER Short Term Bond Fund, did not pay any brokerage commissions to affiliates of LEADER Mutual Funds for its fiscal year ended August 31, 2004. Prior to February 18, 2005, the fund was a series of LEADER Mutual Funds. For the fiscal years ended June 30, 2006, 2005 and 2004, neither Intermediate Bond Fund nor High Income Fund paid brokerage commissions to Morgan Keegan.

     In  the  over-the-counter  market,  the  funds  will  generally  deal  with
responsible  primary   market-makers  unless  a  more  favorable  execution  can
otherwise be obtained through brokers.

     The funds may not buy securities from, or sell securities to, Morgan Keegan as principal. The funds' Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

     Investment decisions for the funds are made independently from those of other accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among the accounts. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

     The Company, its adviser and distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Codes of Ethics permits persons subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. The Codes of Ethics describes the fiduciary duty owed to shareholders by covered persons and establishes procedures for personal investing and restricts certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the Codes of Ethics place restrictions on the timing of personal investing in relation to trades by the funds.

     The Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at www.sec.gov. Copies are also available (subject to a duplicating fee) at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     PORTFOLIO TURNOVER. Each fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal year ended June 30, 2006 and the fiscal period ended June 30, 2005, Short Term Bond Fund's portfolio turnover rates were 47% and 26%, respectively. During the fiscal years ended June 30, 2006 and 2005, Intermediate Bond Fund's portfolio turnover rates were 71% and 49%, respectively. During the fiscal years ended June 30, 2006 and 2005, High Income Fund's portfolio turnover rates were 106% and 86%, respectively.

     A fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with the fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. As a result of a fund's investment policies, its portfolio turnover rate may change from year to year due to a variety of factors, including general market conditions, and may be higher than that of other mutual funds. A portfolio turnover rate of 100% or more is considered high. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne by the fund, thereby decreasing its total return. High turnover rates may also result in a higher level of taxable capital gains.

                                   DISTRIBUTOR

     Morgan Keegan, 50 North Front Street, Memphis, Tennessee 38103, serves as distributor of the funds' shares pursuant to an Underwriting Agreement between the Company, with respect to Short Term Bond Fund, and Morgan Keegan dated February 18, 2005 and an Underwriting Agreement between the Company, with respect to Intermediate Bond Fund and High Income Fund, and Morgan Keegan dated as of March 30, 2001 ("Underwriting Agreement(s)"). Morgan Keegan, a wholly owned subsidiary of Regions and an affiliate of the Adviser, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of NASD, Inc. Morgan Keegan provides personalized investment services to its clients through more than 300 offices in 18 states.

     The funds' shares are offered continuously. The Underwriting Agreements obligate Morgan Keegan to provide certain services and to bear certain expenses in connection with the offering of each fund's shares, including, but not limited to: printing and distribution of prospectuses and reports to prospective shareholders; preparation and distribution of sales literature, and advertising; administrative and overhead cost of distribution such as the allocable costs of executive office time expended on developing, managing and operating the distribution program; operating expenses of branch offices, sales training expenses, and telephone and other communication expenses. Morgan Keegan compensates investment brokers of Morgan Keegan and other persons who engage in or support distribution of shares and shareholder service based on the sales for which they are responsible and the average daily net asset value of each fund's shares in accounts of their clients. Morgan Keegan also pays special additional compensation and promotional incentives from time to time, to investment brokers for sales of fund shares.

     Each fund has adopted a Distribution Plan with respect to the Class A Shares and Class C Shares (each a "Plan," and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Short Term Bond Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.45% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Under the Plans, Intermediate Bond Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.60% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Under the Plans, High Income Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A Shares and 0.75% for Class C Shares of the fund's average daily net assets attributable to shares of that class. Class I Shares are not subject to a distribution and service fee.

     Service fees and distribution fees paid by the funds to Morgan Keegan under the Plans may exceed or be less than Morgan Keegan's expenses thereunder. No interested person of the funds or non-interested Director had a direct or indirect interest in the Plans or related agreements. The funds benefits from the Plans by virtue of an ongoing broker's involvement with individual customers as well as the benefit from continued promotion.

     For the fiscal year ended June 30, 2006, Short Term Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $13,594. For the fiscal year ended June 30, 2006, expenses paid for by Morgan Keegan for Short Term Bond Fund included $50,526 for commissions and other compensation to employees, $8,056 for printing and mailing and $927 for promotional materials. For the fiscal year ended June 30, 2006, Intermediate Bond Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $1,726,567. For the fiscal year ended June 30, 2006, expenses paid for by Morgan Keegan for Intermediate Bond Fund included $1,580,119 for commissions and other compensation to employees, $125,772 for printing and mailing and $10,927 for promotional materials. For the fiscal year ended June 30, 2006, High Income Fund paid service fees and distribution fees to Morgan Keegan pursuant to its Rule 12b-1 Plan of $3,416,442. For the fiscal year ended June 30, 2006 expenses paid for by Morgan Keegan for High Income Fund included $3,022,811 for commissions and other compensation to employees, $188,447 for printing and mailing, and $0 for promotional materials.

     In approving the Plans, in accordance with the requirements of Rule 12b-1, the Board determined that the service and distribution fees were reasonable in view of the compensation Morgan Keegan investment brokers can receive relative to the compensation offered by competing bond funds. The Board also determined that the fees are reasonable in light of the service and distribution fees paid by other similar funds. Finally, the Board determined that there was a reasonable likelihood that the Plans would benefit each fund and its shareholders. This determination was based, in part, on the belief that the Plans enable the funds to have Morgan Keegan investment brokers available to promote and sell the funds, thereby assisting the funds to attract assets. Growth of assets is expected to benefit the funds and the Adviser. The funds are expected to benefit from the increased potential for flexibility in portfolio management resulting from a net inflow of assets, as opposed to net redemptions.

Shareholders of the funds are expected to benefit from continuing services provided by investment brokers and other staff members of Morgan Keegan as Distributor. The Adviser and Morgan Keegan are expected to benefit from the fact that their advisory, service and distribution fees, which are based on a percentage of assets, increase as fund assets grow and that their brokerage commissions and transfer fees will also increase as assets grow. The Board acknowledged, however, that there is no assurance that benefits to the funds will be realized as a result of the Plans.

     The Plans may be terminated by vote of a majority of the Qualified Directors or by vote of a majority of each fund's outstanding voting securities of the applicable class. Termination of the Plans terminates any obligation of the funds to pay service and distribution fees to Morgan Keegan, other than service and distribution fees that may have accrued but that have not been paid as of the date of termination. Any change in the Plans that would materially increase the service and distribution costs to the funds requires shareholder approval; otherwise the Plans may be amended by the Directors, including a majority of the Qualified Directors, as described above.

     The Plans, as currently in effect, will continue for successive one-year periods, provided that each such continuance specifically is approved by (1) the vote of a majority of the Qualified Directors and (2) the vote of a majority of the entire Board.

     Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan or any related agreement shall provide to the Board, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. Rule 12b-1 also provides that the funds may rely on that rule only if the Board satisfies certain fund governance standards.

     The Underwriting Agreements are subject to the same provisions for annual renewal as the Plans. In addition, the Underwriting Agreement will terminate upon assignment or upon sixty (60) days' notice from Morgan Keegan. Each fund may terminate the Underwriting Agreement, without penalty, upon sixty (60) days' notice, by a majority vote of either its Board, the Qualified Directors, or the outstanding voting securities of each fund.

     Under the current and prior Underwriting Agreements between the Company and Morgan Keegan with respect to Short Term Bond Fund and the prior Underwriting Agreement between LEADER Mutual Funds and BISYS Fund Services Limited Partnership with respect to Short Term Bond Fund's predecessor fund, for the Class A Shares for the fiscal periods and years set forth below, BISYS and Morgan Keegan earned and retained the following approximate amounts of sales charges:

                                  FISCAL YEAR    FISCAL PERIOD     FISCAL YEAR
                                        ENDED            ENDED           ENDED
                                JUNE 30, 2006    JUNE 30, 2005      AUGUST 31,
                                (FEES PAID TO    (FEES PAID TO      2004 (FEES
                               MORGAN KEEGAN)   MORGAN KEEGAN)  PAID TO BISYS)

Short Term Bond Fund                   $6,513           $7,065              $9
-------------------------------------------------------------------------------

     Under  the  current  Underwriting  Agreement  and  the  prior  Underwriting
Agreement between the Company and Morgan Keegan with respect to Intermediate Bond Fund and High Income Fund for the Class A Shares for the fiscal years set forth below, Morgan Keegan earned and retained the following approximate amounts of sales charges:

FUND                              FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                        ENDED            ENDED           ENDED
                                JUNE 30, 2006    JUNE 30, 2005   JUNE 30, 2004

Intermediate Bond Fund               $557,789         $825,360        $309,035
-------------------------------------------------------------------------------

High Income Fund                     $690,542       $1,802,629      $1,110,571
-------------------------------------------------------------------------------

     Morgan Keegan earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended June 30, 2006:

                                                                     FISCAL YEAR
                                                                           ENDED
                                                                   JUNE 30, 2006

Short Term Bond Fund                                                        $0
-------------------------------------------------------------------------------
Intermediate Bond Fund                                                $205,861
-------------------------------------------------------------------------------
High Income Fund                                                       $88,274
-------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

     The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, the Adviser is required to vote proxies related to portfolio securities in the best interests of each fund and its stockholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

     The Adviser has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that the Adviser votes proxies prudently and in the best interest of its clients for whom the Adviser has voting authority, including the funds. The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     The Adviser's Compliance Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, the Adviser utilizes Institutional Shareholder Services, Inc. ("ISS") to vote proxies in accordance with the Adviser's voting guidelines.

     The Adviser's guidelines adopt the voting recommendations of ISS. The Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

     In the event that an investment professional at the Adviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the Adviser's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Compliance Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between the Adviser and the client with respect to the voting of the proxy in that manner.

     If the Compliance Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy, the Compliance Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Adviser voted proxies relating to the funds' portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 800-564-2188 (toll-free) or visiting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each fund by visiting Regions' website at www.regions.com.

                         PORTFOLIO HOLDINGS INFORMATION

     A fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the funds' website. A fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

     1. Complete portfolio holdings disclosed in the fund's semi-annual or annual reports and filed with the SEC on Form N-CSR.

     2. Complete portfolio holdings disclosed in the fund's first and third fiscal quarter reports that are filed with the SEC on Form N-Q.

     3. Up to the top ten portfolio  holdings  disclosed in the fund's quarterly
        profiles   and  posted  on  the  funds'   website  at   www.rmkfunds.com
        approximately 25 days after the calendar quarter-end.

NON-PUBLIC PORTFOLIO HOLDINGS

Disclosure of a fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the funds' policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within a fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing a fund's portfolio holdings to any party when such disclosure would provide information more current than the fund's most recent publicly available portfolio holdings. In addition, neither a fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of a fund's non-public portfolio holdings.

SERVICE PROVIDERS. A service provider or other third party that receives information about a fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the fund and subject to, either by written agreement or by virtue of their duties to the funds, a duty of confidentiality and a duty not to use the information for trading.

RATING AND RANKING ORGANIZATIONS. Any fund officer may provide a fund's non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The funds currently have ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

OTHER RECIPIENTS. A fund's partial or complete portfolio holdings may be disclosed to certain other recipients, including current and prospective shareholders of the fund, provided that:

     1. The recipient makes a specific request to an authorized person;

     2. The authorized person determines that the fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

     3. The Authorized Person obtains prior approval from the fund's Chief Compliance Officer; and

     4. The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the authorized person.

MEDIA. Non-public portfolio holdings may not be disclosed to members of the media.

WAIVERS OF RESTRICTIONS. The funds' policy may not be waived, or exceptions made, without the consent of the funds' Chief Compliance Officer. All waivers and exceptions will be disclosed to the funds' Board no later than its next regularly scheduled quarterly meeting.

CONFLICTS OF INTEREST. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the funds' shareholders and the interests of the funds' service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

BOARD REVIEW. As part of the annual review of the compliance policies and procedures of the funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

                        DESCRIPTION OF THE FUNDS' SHARES

     The Company is incorporated as a Maryland corporation. The Articles of Incorporation permit the Board the right to issue two billion shares (2,000,000,000), par value of one tenth of one cent ($0.001). Under the Articles of Incorporation, the Directors have the authority to divide or combine the shares into a greater or lesser number, to classify or reclassify any unissued shares of the Company into one or more separate series or class of shares, without further action by the shareholders. The shares of any series or class shall have such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the Board may determine. As of the date of this SAI, the Directors have authorized three series of shares: Short Term Bond Fund, Intermediate Bond Fund and High Income Fund and the issuance of three classes of shares of each series or fund, designated as Class A Shares, Class C Shares and Class I Shares. Shares have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

     The Articles of Incorporation provide that all dividends and other distributions on shares of each series or class will be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders. In calculating the amount of any dividends or other distributions, (1) each class will be charged with the transfer agency fee and Rule 12b-1 fee (or equivalent fees) attributable to that class, (2) each class will be charged separately with such other expenses as may be permitted by the SEC and the Board and (3) all other fees and expenses shall be charged to the classes, in the proportion that the net assets of that class bears to the net assets of the applicable series.

     Each class will vote separately on matters pertaining only to that class and each series will vote separately on matters pertaining only to that series, as the Board may determine. On all other matters, all classes and series shall vote together and every share, regardless of class, shall have an equal vote with every other share. Except as otherwise provided in the Articles of Incorporation, the By-laws of the Company or as required by the provisions of the 1940 Act, all matters will be decided by a vote of a majority of the outstanding voting securities validly cast at a meeting at which a quorum is present. One-third of the aggregate number of shares of that series or class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that series or class and one-third of all shares of the Company shall constitute a quorum for the transaction of business by the Company.

     Unless otherwise required by the 1940 Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. The vote of a plurality of the outstanding voting securities validly at a meeting at which a quorum is present is sufficient to elect a director. The funds' shareholders may remove a Director by the majority of all votes of the Company's outstanding shares. The Secretary of the Company shall call a special meeting when requested to do so in writing by the holders of not less than 25% of the outstanding shares entitled to vote at such meeting; provided that (1) such request states the purpose(s) of the meeting and the matters proposed to be acted on and (2) the shareholder pays the Company the reasonably estimated cost of preparing and mailing the notice thereof.

          ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                            DIVIDEND DISBURSING AGENT
                     AND PORTFOLIO ACCOUNTING SERVICE AGENT

     The administrative services are provided for under the Advisory Agreements between the funds and the Adviser; however, Morgan Keegan actually provides the administrative services to the funds. Therefore, of the total investment advisory fees of 0.35% charged to Short Term Bond Fund, 0.40% charged to Intermediate Bond Fund and 0.75% charged to High Income Fund, the Adviser allocates 0.03%, 0.02% and 0.01%, respectively, to Morgan Keegan for administrative services provided to the funds.

     Morgan Keegan formerly provided administrative services to Short Term Bond Fund under a separate administration agreement with the Company that was terminated effective September 1, 2005. Short Term Bond Fund paid Morgan Keegan a fee for its services at the annual rate of 0.12% of the fund's average daily net assets. For the fiscal year ended June 30, 2006, Short Term Bond Fund paid Morgan Keegan an administrative services fee in the amount of $14,644 prior to the termination of the contract. Prior to February 18, 2005, BISYS, L. P. ("BISYS") was the administrator of the LEADER Short Term Bond Fund, Short Term Bond Fund's predecessor. For the ten-month period ended June 30, 2005 the fund paid Morgan Keegan an administrative services fee in the amount of $3,765 and BISYS an administrative services fee in the amount of $59,048. BISYS Fund Services, Inc. ("BISYS Services") provided sub-administrative services to Short Term Bond Fund. For the ten-month period ended June 30, 2005, Short Term Bond Fund paid BISYS Services an administrative services fee of $26,984. For the fiscal year ended August 31, 2004, the LEADER Short Term Bond Fund paid a management and administrative services fee to BISYS in the amount of $118,414.

     Morgan Keegan serves as the transfer and dividend disbursing agent of each fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of each fund's shares, and the maintenance of records regarding the ownership of such shares. Each fund pays Morgan Keegan an annual fee of $2,000 per month or $24,000 per year until net assets of the fund reach $20,000,000, at which time the fee will become $2,500 per month or $30,000 per year.

     Morgan Keegan also provides accounting services to each fund. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services. Each fund pays Morgan Keegan 0.03% of its average daily net assets for accounting services.

     The funds reserve the right, upon sixty (60) days' written notice, to make other charges to investors to cover administrative costs.

     State Street Bank and Trust Company, National Association, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, serves as the custodian of the funds' cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of each fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.

                                  LEGAL COUNSEL

     Kirkpatrick  &  Lockhart  Nicholson  Graham  LLP,  1601  K  Street,   N.W.,
Washington, D.C. 20006, serves as counsel to each fund and has passed upon certain matters in connection with this offering.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PWC"), 50 North Front Street, Suite 1000, Memphis, Tennessee, 38103 was the Company's independent registered public accountants for the fiscal year ended June 30, 2006. The financial information under the caption "Financial Highlights" in the Prospectus has been derived from the funds' financial statements contained in the funds' Annual Report to shareholders for the period ended June 30, 2006 ("Annual Report"). Those financial statements have been examined by PwC whose report thereon also appears in the Annual Report and have been incorporated by reference in this Statement of Additional Information. PwC performed an audit of the funds' financial statements and will review the funds' federal and state income tax returns. For LEADER Short Term Bond Fund, the predecessor fund to Short Term Bond Fund, other independent public accountants audited the financial statements for the fiscal years ended August 31, 2003 and 2002 and for the fiscal period ended August 31, 2001.

                           MEASURE OF FUND PERFORMANCE

     The funds may advertise each fund's share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a fund's or any class of shares' expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for a fund's shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any contingent deferred sales charge, adjusted over the period by any additional shares, assuming the quarterly reinvestment of any dividends and distributions.

     When shares of a fund are in existence for less than a year, the fund may advertise cumulative total return for that period of time, rather than annualizing the total return.

     To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund's shares, the Fund's shares performance is lower for shareholders paying those fees.

                             PERFORMANCE COMPARISONS

     From time to time, each fund may compare its performance in Performance Advertisements to the performance of other mutual funds or various market indices. The funds may also quote rankings and ratings, and compare the return of the funds with data published by Lipper Analytical Services, Inc.,
IBC/Donaghue's  Money Market fund Report,  CDA  Investment  Technologies,  Inc.,
Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar Mutual Funds, Value Line and other services or publications that monitor, compare, rank and/or rate the performance of mutual funds. The funds may refer in such materials to mutual fund performance rankings, ratings or comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, Barron's, Fortune, The New York Times, The Chicago Tribune, The Washington Post and The Kiplinger Letters.

     The funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit ("CDs") and other bank deposits, and may quote from organizations that track the rates offered on such deposits. In comparing the funds or their performance to CDs, investors should keep in mind that bank CDs are insured up to specified limits by an agency of the placecountry-regionU.S. government. Shares of the funds are not insured or guaranteed by the placecountry-regionU.S. government, the value of funds' shares will fluctuate and shares, when redeemed, may be worth more or less than originally paid. Unlike the interest paid on many CDs, which remains as a specified rate for a specified period of time, the return on funds' shares will vary.

     Each fund's Performance Advertisements may reference the history of the fund's Adviser and its affiliates or biographical information of key investment and managerial personnel including the portfolio manager. The funds may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a college education or for retirement. The funds may discuss the advantages of saving through tax-deferred retirement plans or accounts.

                        ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for a fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by fund portfolio managers and their views and analysis on how such developments could affect a fund. In addition, advertising and sales literature may quote statistics and give general information about mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (ICI).

APPENDIX

SHORT-TERM DEBT RATINGS

     An S&P short-term debt rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market (in the U.S. these are obligations with an original maturity of no more than 365 days, including commercial paper). The following summarizes the rating categories used by S&P for short-term debt:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances and economic conditions than issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payments.

     "B" - Issue has significant speculative characteristics. Issue currently has the capacity for timely payments but faces major ongoing uncertainties which could lead to its inadequate capacity to make timely payments. Ratings of "B-1," "B-2," and "B-3" may be used to indicate the finer distinctions within the "B" category.

     "C" - Issue is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to make timely payments.

     "D" - Issue is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 12 months. The following summarizes the rating categories used by Moody's for short-term debt:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     Fitch Ratings ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess the highest credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess the highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "B" - Securities possess a speculative quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Issues assigned this rating have a real possibility of default.

     "D" - Securities are in actual or imminent payment default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The issue rating definitions for S&P pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as having significantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to make timely interest and principal payments.

     "B" - Debt has a greater vulnerability to nonpayment than obligations rated "BB" but currently has the capacity to make interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     "CCC" - Debt has a current vulnerability to nonpayment, and is dependent upon favorable business, financial and economic conditions to make timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     "CC" - Debt is currently highly vulnerable to nonpayment.

     "C" - Debt is subordinated or preferred stock and highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. A "C" rating may also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The"D" rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

     S&P ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from "Aa" through "Caa" with 1 indicating a rank at the higher end, 2 indicating a rank in the mid-range and 3 indicating a rank at the lower end of the generic rating classification.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong and is not significantly vulnerable to foreseeable events, although not quite as strong as bonds rated "AAA."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. This is the lowest investment grade category.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" denote Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

MUNICIPAL NOTE RATINGS

     An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

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     "MIG-1"/"VMIG-1"  - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch uses the short-term ratings described under Short-term Debt Ratings for municipal notes.

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